UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 12, 2004

                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           Minnesota                    13529                     41-1255001
-------------------------------   -------------------------  -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

     9449 Science Center Drive
       New Hope, Minnesota                                            55428
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code                 763-504-3000
                                                                  -------------

             -------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.01

Entry into a Material Definitive Agreement

The Company entered into a Master Agreement for certain products and services with TELKONET, Inc. as stated in the Company's recent press release Attached hereto.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 14, 2004                               Multiband Corporation

                                               By  James L. Mandel
                                                   ----------------------------
                                                   James L. Mandel
                                                   Chief Executive Officer


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

                                  Exhibit Index

Exhibit 99 Press Release